                                                                   EXHIBIT 10.39


                               THIRD AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT


    THIRD AMENDMENT (this "Amendment"), dated as of May 10, 1995, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, and a Second Amendment, dated as of February 10, 1995 (as so amended, the "Credit Agreement"), among The Ground Round, Inc. (the "First Borrower"), a Delaware corporation, GR of Minn., Inc., a Delaware corporation (the "Second Borrower", and together with the First Borrower, the "Borrowers"), the banks named therein (the "Banks"), The Bank of New York, as Agent (the "Agent") and Chemical Bank, as Co-Agent.

                            PRELIMINARY STATEMENTS:

    A. The Credit Agreement amended and restated the Amended and Restated Credit Agreement, dated as of April 26, 1992, among the Borrowers, the banks named therein and Citibank, N.A., as original agent.

    B. The Borrowers desire to obtain consent to the transfer of legal and beneficial ownership of those shares of GRR owned by HMH to U.S. Industries, Inc. and to amend the Credit Agreement to (i) reduce the Revolving Commitment on the effective date of this Amendment and on the Conversion Date, (ii) extend the availability of a portion of the Revolving Commitment past the Conversion Date through the Tranche A Termination Date, (iii) reduce the Net Worth covenant for the last three quarters of fiscal year 1996 and fiscal years 1997 through 2000, (iv) delete the interest coverage ratio covenant, (v) decrease the fixed charge coverage ratio covenant for the last three quarters of fiscal year 1995, (vi) increase the Funded Debt to Free Operating Cash Flow Ratio for the second quarter of fiscal year 1995 through the first quarter of fiscal year 1997, (vii) decrease the ratio of Maintenance Capital Expenditures to consolidated depreciation and amortization covenant for fiscal year 1995 and thereafter, (viii) place certain restrictions on the building of new stores, and (ix) amend the definition of Excess Cash Flow to exclude new store expenditures.

    C. The Banks and the Agent are willing to grant the consent and amend the Credit Agreement with respect to the foregoing.

    D. Unless otherwise defined herein, all terms defined in the Credit Agreement shall be used herein as therein defined.

    In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


SECTION 1.  Consent.

    Subject to the satisfaction of the conditions precedent set forth in
Section 3 below, and notwithstanding anything to the contrary in Section 6.01(k) and (l) of the Credit Agreement, the Agent and the Banks hereby consent to the transfer of ownership of 100% of the shares of capital stock of GRR owned by HMH to U.S. Industries, Inc. and waive any Event of Default arising from such transfer in ownership.

SECTION 2.  Amendments to Credit Agreement.

    The Credit Agreement is, effective as of the date hereof, subject to the satisfaction of the conditions precedent set forth in Section 3 below, hereby amended as follows:


    (a) Section 1.01 of the Credit Agreement is amended by deleting subsection (b) (iv) of the definition "Excess Cash Flow" in its entirety and substituting therefor the following:

           "(iv) the aggregate amount of capital expenditures (excluding New Restaurant Capital Expenditures), to the extent actually paid in cash, of GRR and its Subsidiaries made during such period,"

    (b) Section 1.01 of the Credit Agreement is amended by inserting the following definition of "USI" in alphabetical order:

           "USI" means U.S. Industries, Inc., a company organized under the laws of Delaware."

    (c) Section 2.01(b)(ii) of the Credit Agreement is amended to delete the words "Conversion Date" in the seventh line of the first sentence and substitute therefor the words "Tranche A Termination Date".


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

    (d)     Section 2.03(a) is amended in its entirety to read as follows:

            "(a) Revolving Advances. Provided that no Default or Event of Default shall then exist, at the close of business on the Conversion Date
    (i) the aggregate outstanding principal balance of each Tranche A Lender's Revolving Advances in an amount up to but not to exceed $4,700,000 shall automatically convert into a term loan (each, a "Converted Term Loan" and together with the Converted Term Loans of all other Lenders, the "Converted Term Loans"), and (ii) the remaining aggregate outstanding principal balance, if any, of each Tranche A Lender's Revolving Advances in excess of $4,700,000, together with the aggregate undrawn Revolving Commitment of each Tranche A Lender shall continue to be available to the Borrowers for Revolving Advances up to an aggregate amount not to exceed $2,000,000. Such Conversion shall be deemed to be a Borrowing for purposes of Articles III and IV."

    (e) Section 2.05(a) is amended by deleting the second sentence thereof in its entirety and substituting therefor the sentence to read as follows:

            "Each such prepayment shall be applied to the Term Advances to be applied pro rata to the installments thereof under Section 2.03; provided, however, that the Borrowers may prepay outstandings under the Revolving Facility in an aggregate principal amount of $400,000 or an integral multiple of $100,000 in excess thereof and provided further that prepayments under the Revolving Facility prior to the Conversion Date may be made without regard to the application of prepayments set forth in this clause
    (a), except that if at any time prior to the Conversion Date any prepayments are made in an amount exceeding the then outstanding principal balance of the Revolving Advances, the amount of such excess shall be applied to permanently reduce the Term Facility as set forth above, and such prepaid amount may not thereafter be reborrowed under the Revolving Facility."


    (f) Section 2.05(b)(i) is amended by deleting the second sentence thereof in its entirety and substituting therefor the sentence to read as follows:


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

            "Each such prepayment shall be applied pro rata to the installments of principal of the outstanding Term Advances under Section 2.03."

   (g) Section 2.05(b)(ii) is amended by deleting the second and third sentences thereof in their entirety and substituting therefor the sentences to read as follows:

            "Each such prepayment pursuant to clause (A) of this subsection, with respect to any sale of assets shall be applied first to the Term Advances to be applied pro rata to the installments thereof under Section 2.03, and second to reduce outstandings under the Revolving Facility. Each such prepayment pursuant to clause (B) of this subsection, with respect to issuance of Debt shall be applied first to the Tranche B Term Advances to be applied in the inverse order of the maturity thereof, second to the Tranche A Term Advances to be applied pro rata to the installments thereof under
   Section 2.03, and third to reduce outstandings under the Revolving Facility."

   (h) Section 2.05(b)(v) is amended by deleting the second sentence thereof in its entirety and substituting therefor the sentence to read as follows:

           "Each such prepayment shall be applied first to the Tranche A Term Advances to be applied pro rata to the installments thereof, and second to the Tranche B Term Advances to be applied pro rata to the installments thereof under Section 2.03, and third to the outstandings under the Revolving Facility to be applied pro rata to the outstandings thereunder."

   (i) Section 2.05(b)(vi) is amended by deleting the second sentence thereof in its entirety and substituting therefor the sentence to read as follows:

            "Each such prepayment shall be applied first to the Tranche A Term Advances to be applied pro rata to the installments thereof, second to the Tranche B Term Advances to be applied pro rata to the installments thereof under Section 2.03, and third to reduce outstandings under the Revolving Facility."


   (j) Section 2.13(a) is amended by deleting the section beginning with the third sentence to the end thereof and substituting therefor the following:

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

            "The Letter of Credit shall have an initial term of no longer than one year, but at the request of the Borrowers to BNY and the Agent, given not less than 45 days prior to the expiration of the then-outstanding Letter of Credit, BNY may, at its option renew or extend such Letter of Credit for a term of one year, for one or more years, provided that the Letter of Credit shall have a final termination date which shall be not later than the Business Day immediately preceding the Tranche A Termination Date. The Letter of Credit shall not be issued if the Agent, or any Lender by notice to the Agent no later than 1:00 P.M. one Business Day prior to the requested date of issuance of such Letter of Credit, shall have determined that the conditions set forth in Section 3.02 have not been satisfied."

    (k) Section 5.01(n) is amended by deleting the chart for each period and inserting the following in substitution therefor:

        "Fiscal Year              Fiscal Quarter
         -----------              --------------
           1995                        2nd-4th              $ 63,473,000
           1996                        1st                  $ 63,473,000
           1996                        2nd-4th              $ 65,000,000
           1997                        1st-4th              $ 68,000,000
           1998                        1st-4th              $ 71,000,000
           1999                        1st-4th              $ 80,000,000
           2000                        1st-4th              $ 89,000,000"

   (l)     Section 5.01(p) is deleted in its entirety.

   (m) Section 5.01(q) is amended by deleting the chart for each Rolling Period and inserting the following in substitution therefor:

           "Fiscal Year             Fiscal Quarter
            -----------             --------------
           1995                1st             2.25 to 1.00
           1995                2nd             1.75 to 1.00
           1995                3rd             1.60 to 1.00
           1995                4th,            1.75 to 1.00
                               and thereafter  1.25 to 1.00"

   (n) Section 5.01(r) is amended by deleting the chart for each Rolling Period and inserting the following in substitution therefor:


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

           "Fiscal Year         Fiscal Quarter
            -----------         --------------
            1995                1st              4.25 to 1.00
            1995                2nd-4th          5.50 to 1.00
            1996                1st              4.40 to 1.00
            1996                2nd              3.20 to 1.00
            1996                3rd              3.00 to 1.00
            1996                4th              2.50 to 1.00
            1997                1st,             2.50 to 1.00
                                and thereafter   2.25 to 1.00"

   (o) Section 5.01(s) is amended by deleting the chart for each Rolling Period and inserting the following in substitution therefor:

              "Fiscal Year
               -----------
              1995                          0.75 to 1.00
              1996 and thereafter           0.50 to 1.00"

   (p) Section 5.02(i)(ii) to the Credit Agreement is amended by adding at the end thereof a new subsection (D) to read as follows:

           "(D) the Borrowers shall not make any New Restaurant Capital Expenditures or enter into any Restaurant Commitments to do so (except for the two New Restaurants to be located in Whitemarsh, Pennsylvania and South Des Moines, Iowa) unless the Funded Debt to Free Operating Cash Flow Ratio equals or exceeds the following for a period of two consecutive quarters:

           Fiscal Year
           -----------
           1995          2nd-4th            2.50 to 1.0
           1996          1st-4th            2.50 to 1.0
           1997          1st                2.50 to 1.0
           1997          2nd-4th,
                         and thereafter     2.25 to 1.0"

   (q) Section 6.01 is amended by deleting subsections (k), (l) and (m) thereof in their entirety and substituting therefor the following:

           "(k) USI shall at any time for any reason cease to be the legal and beneficial owner of at least 25% of the shares of capital stock of GRR, provided, that on and after such date as GRR has received additional common


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
   equity capital in an amount not less than $10,000,000 in excess of the amount of common stockholders' equity in existence on the Restatement Date and provided that no Default or Event of Default then exists or is continuing, this clause (k) shall be of no further effect; or

           (l) USI shall at any time when it is a legal and beneficial owner of the capital stock of GRR fail to have two nominees of USI serving on the board of directors of GRR at all times; provided, however, that if one or both of the nominees of USI cease to serve on the board of directors of GRR as a result of death or resignation, USI shall have ten days in which to appoint their successor or successors and, provided further, however, that on and after such date as GRR has received additional common equity capital in an amount not less than $10,000,000 in excess of the amount of common stockholders' equity in existence on the Restatement Date and provided that no Default or Event of Default then exists or is continuing, this clause (l) shall be of no further effect; or


           (m) any Person or two or more Persons (other than USI or any of its Affiliates) acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), directly or indirectly, of Voting Stock of GRR (or other securities convertible into such Voting Stock) representing 50% or more of the combined voting power of all Voting Stock of GRR; or"

   (r)      Schedule 1.1 to the Credit Agreement is amended by deleting Parts I
B. and C. thereof in their entirety and substituting therefor Part I B. of
Schedule 1.1 attached hereto.


SECTION 3.  Conditions of Effectiveness.

   This Amendment, except Section 2(q) herein, shall become effective as of the date hereof, when the Agent shall have received:

            (a) counterparts of (i) this Amendment executed by the Borrowers, the Banks and the Agent, (ii) the Consent appended hereto (the "Consent") executed by each of the Guarantors, and (iii) such other documents as the Agent shall reasonably request; and


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

           (b) a fee in the amount of 1/4 of 1% on each Lender's Commitment as in effect on the date of this Amendment, paid by the Borrowers for the account of each of the Lenders.


           Section 2(q) shall become effective upon the date of transfer of legal and beneficial ownership of those shares of GRR owned by HMH to USI provided the requirements of this Section 3(a) and (b) have been satisfied.

SECTION 4.  Representations and Warranties.

         The Borrowers hereby (a) reaffirm and admit the validity and enforceability of the Loan Documents and all of their obligations thereunder,
(b) agree and admit that they have no defenses to or offsets against any of their obligations to the Agent or any Lender under the Loan Documents, and (c) represent and warrant that there exists no Default or Event of Default and that the representations and warranties contained in the Credit Agreement are true and correct on and as of the date hereof.


SECTION 5.  Reference to and Effect on the Loan Documents.

         (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby;

         (b) Except as specifically amended above, the Credit Agreement and the Notes, and all other Loan Documents, shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all Collateral described therein shall continue to secure the payment of the obligations of the Borrowers thereunder, under the Credit Agreement, as amended hereby, and under the Notes and other Loan Documents; and

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.


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

SECTION 6.  Costs and Expenses.

         The Borrowers agree to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and expenses of Emmet, Marvin & Martin, LLP, special counsel for the Agent, with respect thereto, and of local counsel, if any, who may be retained by said special counsel with respect thereto.


SECTION 7.  Counterparts.

         This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be an original and all of which together shall constitute but one and the same document.


SECTION 8.  Governing Law.

         This Amendment is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.


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

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                             THE GROUND ROUND, INC.



                             By:/s/ Michael R. Jorgensen
                                -----------------------------------
                                Name: Michael R. Jorgensen
                                Title: Senior V.P., CFO & Treasurer


                             GR OF MINN., INC.


                             By:/s/ Michael R. Jorgensen
                                -----------------------------------
                                Name: Michael R. Jorgensen
                                Title: Vice President & Treasurer


                             THE BANK OF NEW YORK,
                               individually and as Agent



                             By:/s/ Glenn Autorino
                                -----------------------------------
                                Name: Glenn Autorino
                                Title: Vice President


                             CHEMICAL BANK, individually and
                              as Co-Agent



                             By:/s/ William J. Caggiano
                                -----------------------------------
                                Name: William J. Caggiano
                                Title: Managing Director


                             BANK OF AMERICA ILLINOIS

                             By:/s/ Arlene Pedovich
                                -----------------------------------
                                Name: Arlene Pedovich
                                Title: Vice President


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

                             NBD BANK


                             By:/s/ James T. Verlinde
                                -----------------------------------
                                Name: James T. Verlinde
                                Title: Second Vice President


                             CREDIT LYONNAIS NEW YORK BRANCH


                             By:/s/ Alain Papiasse
                                -----------------------------------
                                Name: Alain Papiasse
                                Title: Senior Vice President,
                                       Deputy General Manager


                             CREDIT LYONNAIS CAYMAN ISLAND
                               BRANCH


                             By: /s/ Alain Papiasse
                                -----------------------------------
                                Name: Alain Papiasse
                                Title: Authorized Signatory

                             CONSENT OF GUARANTORS
                            DATED AS OF MAY 10, 1995

         The undersigned, as the Guarantors referred to in the foregoing Amendment, dated as of May 10, 1995, to the Amended and Restated Credit Agreement, dated as of October 8, 1993, as amended by a First Amendment, dated as of January 20, 1994, and a Second Amendment, dated as of February 10, 1995, among The Ground Round, Inc., GR of Minn., Inc., the banks named therein, The Bank of New York, as Agent and Chemical Bank as Co-Agent, each hereby consents to the foregoing Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment, (i) the Guaranty and each Collateral Document in effect on the date hereof to which it is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects, except that, upon the effectiveness of, and after the date of, said Amendment, all references in the Guaranty and such Collateral Document to the Credit Agreement shall mean the Credit Agreement as amended by said Amendment and (ii) such Collateral Documents consisting of security agreements and all collateral described therein do, and shall continue to, secure the payments by the Borrowers referred to in said Amendment of their obligations under the Credit Agreement, as amended by said Amendment, and under the Notes.


                             GRH OF NJ, INC.


                             By:/s/ Michael R. Jorgensen
                                ---------------------------------
                                Name: Michael R. Jorgensen
                                Title: Vice President & Treasurer


                             GROUND ROUND HOLDINGS, INC.


                             By:/s/ Michael R. Jorgensen
                                ---------------------------------
                                Name: Michael R. Jorgensen
                                Title: Vice President & Treasurer


                             GROUND ROUND RESTAURANTS, INC.


                             By:/s/ Michael R. Jorgensen
                                -----------------------------------
                                Name: Michael R. Jorgensen
                                Title: Senior V.P., CFO & Treasurer


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
                            G.R. GLENDLOC, INCORPORATED


                            By:/s/ Robin L. Moroz
                               ---------------------------------------
                               Name: Robin L. Moroz
                               Title: Vice President & Asst. Secretary


                            GROUND ROUND OF BALTIMORE, INC.


                            By:/s/ Robin L. Moroz
                               ---------------------------------------
                               Name: Robin L. Moroz
                               Title: Vice President & Secretary


                            GRXR OF BEL AIR, INC.


                            By:/s/ Robin L. Moroz
                               ---------------------------------------
                               Name: Robin L. Moroz
                               Title: President


                            GRXR OF FREDERICK, INC.


                            By:/s/ Robin L. Moroz
                               ---------------------------------------
                               Name: Robin L. Moroz
                               Title: President & Asst. Secretary


                            GRXR OF HAGERSTOWN, INC.


                            By:/s/ Robin L. Moroz
                               ---------------------------------------
                               Name: Robin L. Moroz
                               Title: President & Asst. Secretary


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